EXHIBIT 11

                         CONSENT OF PRICE WATERHOUSE LLP

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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to us under the heading "Independent Accountants" in each Prospectus constituting part of this Post-Effective Amendment No. 24 to the registration statement on Form N-1A of the WRL Series Fund, Inc.

PRICE WATERHOUSE LLP



Kansas City, Missouri
October 10, 1996